UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 12/19/2006

API NANOTRONICS CORP.

(Exact Name of registrant as specified in its charter)

Commission File Number: 000-29429

DE	510388133
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

505 University Avenue, Suite 1400, Toronto, Ontario, Canada	M5G 1X3
(Address of principal executive offices)	(zip code)

(416) 593-6543

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 4.01. Changes in Registrant's Certifying Accountant

On December 19, 2006, the Audit Committee of the Board of Directors of API Nanotronics Corp., formerly known as Rubincon Ventures Inc. (the "Company"), decided not to retain James Stafford Chartered Accountants ("Stafford") as the Company's independent registered public accounting firm. Stafford then resigned as the Company’s independent registered public accounting firm.

The report of Stafford on the financial statements of the Company as of and for the year ended January 31, 2006 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except that Stafford’s report on the financial statements for the fiscal year ended January 31, 2006 noted that conditions existed which raised substantial doubt about the Company’s ability to continue as a going concern unless it was able to generate sufficient cash flows to meet its obligations and sustain its operations. Stafford was not the Company’s independent registered public accounting firm for the fiscal year ended January 31, 2005.

During the Company’s most recent fiscal year and through December 19, 2006, there were no disagreements between the Company and Stafford on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Stafford, would have caused Stafford to make reference to the subject matter of the disagreement in connection with its report. There were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, that occurred during the Company’s most recent fiscal year and through December 19, 2006.

As required by Item 304(a)(3) of Regulation S-K, the Company has provided Stafford a copy of the disclosures contained in this Report on Form 8-K and has requested that Stafford furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Stafford agrees with the statements made by the Company in this Report on Form 8-K and, if not, stating the respects in which it does not agree. Such letter is filed as an Exhibit to this Report on Form 8-K.

On December 22, 2006, the Company engaged WithumSmith+Brown, a Professional Corporation (“Withum”) as its new independent registered public accounting firm to conduct the audit of the Company's financial statements as of and for the year ended May 31, 2007. (Because the acquisition by the Company of API Electronics Group Corp. on November 6, 2006 was treated as a reverse acquisition, the Company adopted the fiscal year of API Electronics Group Corp. as its fiscal year.) The decision to engage Withum was made and approved by the Audit Committee of the Company's Board of Directors. During the two most recent fiscal years and through December 22, 2006, the Company has not consulted with Withum regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

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Item 9.01. Financial Statements and Exhibits

Exhibit	16.1 Letter from James Stafford Chartered Accountants

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2006	API NANOTRONICS CORP.

	By:	/s/ Phillip DeZwirek
Phillip DeZwirek
Chief Executive Officer

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